Exhibit 99.2
Goodrich Corporation Fourth Quarter and Full Year 2008 Results February 4, 2009

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F- 35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's February 4, 2009 Fourth Quarter and Full Year 2008 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Commercial Aerospace Environment

4 Fuel Price and GDP Growth Historical and Forecast IMF Economic Growth Forecast (2007 to 2011) Oil prices have begun to stabilize in the $40-60/bbl range If economic situation deteriorates further, forward oil prices will likely decline Source: Seabury Aviation & Aerospace; Bloomberg (WTI Oil); IMF WEO Update January 2009 (GDP) Real GDP Growth % 5,5 Recent data suggest that global economy deteriorated sharply in Nov-Dec 2008 Developed Asia, North America and Europe now all forecast for decline in 2009 Oil Price (2003 to Jan. 30, 2009) $/bbl

5 Global Passenger Capacity 2007-2009 Growth Note: Scheduled passenger capacity only Source: Seabury Aviation & Aerospace Year-over-Year Change in Available-Seat-Miles (ASMs) For most of 2008, capacity was increasing at near historical average rate Rising fuel prices drove capacity cuts toward the end of 2008 Carriers likely to continue cuts in early 2009 to counter declining demand

6 Aircraft Retirements 2008-2009 1 Expected retirements from end of Dec. 2008 to end of Dec. 2009 Note: Scheduled passenger aircraft only; Excludes potential for later return-to-service Source: Seabury Aviation & Aerospace; Announced capacity cuts Aircraft1 1,018 1,366 348 Airlines continue to ground aircraft Almost all capacity cuts have been old-gen aircraft Old aircraft relatively easier to retire Prudent planning for the future favors new equipment 747CL

7 Capacity by Large Commercial Aircraft 2008-2009 Growth 1 Based on NB & WB 2009 daily average excluding A380 and 787 which remain small share; Total may not add up due to rounding Note: Scheduled passenger capacity excluding regional jets Source: Seabury Aviation & Aerospace In-production ASMs will continue to grow and gain share of global capacity In-production aircraft not targeted for grounding, and utilization rates have not dropped Financing availability remains the big unknown In-Production Slowing or Recently Out-of-Production Long Out-of-Production Year-over-Year change in Available-Seat-Miles (ASMs) % of total capacity1 20% 16% 15% 9% 9% 7% 5% 5% 6% 2% 1% 1% 1% 61% 27% 12%

Large Commercial Aircraft Fleet Demographics vs. Goodrich Aftermarket Sales Long Out-of-Production Recently Out-of-Production In Production 0.31 0.02 0.07 0.6 Goodrich is very well positioned on the newer, in-production airplanes Long Out-of-Production In Production Recently Out-of-Production 0.08 0.8 0.08 0.05 Long Out-of-Production 707 727 747C 737C A310 DC8 DC9 DC10 MD80 L1011 Long Out-of-Production (Less Vulnerable) MD11 MD90 4% 2% In Production 80%

A320 Deliveries and Installed Base 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 A320 Family Deliveries 58 72 127 168 222 241 257 236 233 233 289 339 367 367 400 400 368 368 368 A320 Family Installed Base 549 621 748 916 1138 1379 1636 1872 2105 2338 2627 2966 3333 3705 4119 4533 4901 5269 5637 Actual Estimated Delivered Units 2002 - 2003 aftermarket sales based on installed base as of 1995, 2009 and on sales based on deliveries and installed base in 2002 and beyond Installed Base Installed base/deliveries subject to major overhaul in 2001 Installed base/deliveries subject to major overhaul in 2009 Source: Airline Monitor, July 2008

Financial and Operational Highlights

Fourth Quarter 2008 Highlights Completed the Rolls-Royce joint venture to develop and supply engine controls for Rolls-Royce aero engines Goodrich retains the aftermarket products and services business associated with the joint venture's products Cash payment from Rolls-Royce used to fund worldwide pension plans Selected by Airbus to supply wheels and carbon brakes for the A350 XWB family of aircraft Received a contract from the U.S. Department of Defense (DOD) for the first operational satellite system in support of Operationally Responsive Space (ORS) ORS is focused on the ability to quickly and affordably implement space capabilities that benefit the warfighter

Fourth Quarter and Full Year 2008 Results Fourth Quarter 2008 Results Fourth quarter 2008 sales of $1,695 million increased 2 percent over fourth quarter 2007 sales of $1,668 million Including significant sales declines associated with the Boeing strike Fourth quarter 2008 income per diluted share of $1.35 increased 31 percent over fourth quarter 2007 income per diluted share of $1.03 Total segment operating income margin increased to 16.3 percent, from 15.8 percent in the fourth quarter 2007 Net cash provided by operating activities, minus capital expenditures, of $231 million 137% of fourth quarter 2008 net income Full Year 2008 Results Net income per diluted share increased to $5.39, a 43 percent increase over 2007 net income of $3.78 Sales increased to $7.1 billion, an 10 percent increase over 2007 sales of $6.4 billion Predominantly organic growth Generated net cash provided by operating activities, minus capital expenditures, of $502 million 75% of income from continuing operations

Full Year 2009 Outlook Full Year 2009 Outlook Sales outlook of $7.1 - $7.2 billion - approximately 1 - 2% growth over 2008 results Large commercial OE sales expected to increase about 3 - 5% Large commercial, regional business and general aviation aftermarket sales expected to be approximately flat Some expected growth in large commercial aftermarket, offset by expectations for lower regional, business and general aviation aftermarket sales Sales outlook includes unfavorable sales impacts, compared to 2008, for: ($180M) related to foreign currency exchange rate impacts, and Approximately ($150) million related to the formation of the Rolls-Royce engine controls joint venture Outlook for net income and income per diluted share from continuing operations of $4.50 - $4.90, including: Higher pension expense of $0.55 per share, compared to 2008 pension expense Full year 2009 tax rate of about 31 - 32% Favorable foreign exchange translation costs approximately $5 million lower than in 2008 Net cash provided by operating activities, minus capital expenditures, expected to be greater than 75% of net income

Delivering Sustained Sales Growth and Margin Expansion Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 East 4554 4765 4940 5103 5203 5368 5508 5578 5719 5879 6013 6219 6392 6591 6864 7034 7062 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 1Q 2008 2Q 2008 3Q 2008 4Q 2008 East 0.0977 0.1045 0.1088 0.1112 0.1179 0.1181 0.1245 0.1311 0.135 0.1416 0.1467 0.1537 0.161 0.167 0.169 0.171 0.172 $M Sales (Trailing Four Qtrs.) Segment Operating Income Margins (Trailing Four Qtrs.)

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 4th Qtr 2008 4th Qtr 2007 Change Sales $1,695 $1,668 2% Segment operating income $276 $264 5% - % of Sales 16.3% 15.8% +0.5% Income - Continuing Operations - Net Income $169 $169 $133 $131 27% 29% Diluted EPS - Continuing Operations - Net Income $1.35 $1.35 $1.04 $1.03 30% 31% Fourth Quarter 2008 - Financial Summary Year-over-Year Performance

(Dollars in Millions, excluding EPS) Full Year 2008 Full Year 2007 Change Sales $7,062 $6,392 10% Segment operating income $1,216 $1,027 18% - % of Sales 17.2% 16.1% +1.1% Income - Continuing Operations - Net Income $674 $681 $496 $483 36% 41% Diluted EPS - Continuing Operations - Net Income $5.33 $5.39 $3.88 $3.78 37% 43% Full Year 2008 - Financial Summary Year-over-Year Performance

Fourth Quarter 2008 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Per Diluted Share Fourth Quarter 2007 - Continuing Operations $1,668 $133 $1.04 Northrop Grumman settlement in 2007 ($12) ($0.09) Subtotal $1,668 $121 $0.95 Increased overall volume, efficiency, mix, reduced share count, other $96 $13 $0.13 Long-term contracts - changes in estimates $2 $0.01 Share-based compensation $3 $0.02 Foreign exchange translation costs ($69) ($2) ($0.02) Subtotal $1,695 $137 $1.09 Gain on formation of JV $15 $0.12 Lower effective tax rate (excluding JV discrete benefit) $17 $0.14 Fourth Quarter 2008 - Continuing Operations $1,695 $169 $1.35 Note: To the extent that this chart indicates non-GAAP comparisons, Goodrich feels that these comparisons are useful to show fourth quarter operating results for 2007 and 2008 in the most comparable manner.

Fourth Quarter 2008 Year-over-Year Segment Results 4th Quarter 2008 4th Quarter 2007 Change Change Dollars in Millions 4th Quarter 2008 4th Quarter 2007 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $ 579 $ 603 $ 513 $1,695 $ 637 $ 543 $ 488 $1,668 ($ 58) $ 60 $ 25 $27 (9%) 11% 5% 2% Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $ 61 $146 $ 69 $276 $ 66 $126 $ 72 $264 ($ 5) $20 ($ 3) $12 (8%) 15% (4%) 4% Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 10.6% 24.1% 13.5% 16.3% 10.3% 23.3% 14.8% 15.8% N/A N/A N/A N/A +0.3% +0.8% (1.3%) +0.5%

Full Year 2008 Year-over-Year Segment Results Full Year 2008 Full Year 2007 Change Change Dollars in Millions Full Year 2008 Full Year 2007 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $2,615 $2,486 $1,961 $7,062 $2,401 $2,169 $1,822 $6,392 $214 $317 $139 $670 9% 15% 8% 10% Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $ 300 $ 647 $ 269 $1,216 $ 248 $ 531 $ 248 $1,027 $ 52 $ 116 $ 21 $ 189 21% 22% 8% 19% Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 11.5% 26.1% 13.7% 17.2% 10.3% 24.5% 13.6% 16.1% N/A N/A N/A N/A +1.2% +1.6% +0.1% +1.1%

Summary Cash Flow Information Item (Dollars in Millions) 4th Quarter 2008 4th Quarter 2007 Net Income $169 $131 Depreciation and Amortization $65 $62 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($29) ($9) Deferred income taxes and taxes payable $38 ($3) Accrued expenses, other (including pension contributions) $83 $7 Cash Flow from Operations $326 $188 Pension Contributions - worldwide ($126) ($22) Capital Expenditures ($95) ($122)

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 9 16 9 29 7 9 16 5 Full Year 2008 Sales by Market Channel Total Sales $7.062 Billion Large Commercial Aircraft Aftermarket 29% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 9% Airbus Commercial OE 16% Defense & Space, OE & Aftermarket 25% Other 5% OE AM Balanced business mix; aftermarket represents 45% of total sales Regional, Business & Gen. Av. OE 9% Total Commercial Aftermarket 36% Total Commercial OE 34% Total Defense and Space 25%

Segment Sales by Market Channel 2008 Full Year Sales Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 15 11 8 24 11 10 12 9 Large Commercial Aircraft Aftermarket 24% Regional, Business & General Aviation Aftermarket 11% Boeing Commercial OE 15% Airbus Commercial OE 11% Defense & Space, OE & Aftermarket 22% Regional, Business & Gen. Av. OE 8% Other 9% Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 8 29 7 45 1 3 7 0 Large Commercial Aircraft Aftermarket 45% Regional, Business & General Aviation Aftermarket 1% Boeing Commercial OE 8% Airbus Commercial OE 29% Defense & Space, OE & Aftermarket 10% Regional, Business & Gen. Av. OE 7% Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 2 6 12 15 9 16 33 7 Large Commercial Aircraft Aftermarket 15% Regional, Business & General Aviation Aftermarket 9% Boeing Commercial OE 2% Airbus Commercial OE 6% Defense & Space, OE & Aftermarket 49% Regional, Business & Gen. Av. OE 12% Other 7% Electronic Systems Actuation and Landing Systems Nacelles and Interior Systems

Sales by Market Channel Full Year 2008 Change Analysis Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons 4Q 2008 vs. 4Q 2007 4Q 2008 vs. 3Q 2008 FY 2008 vs. FY 2007 Boeing and Airbus - OE Production Aircraft Deliveries (11%) (4%) 7% Regional, Business & General Aviation - OE Aircraft Deliveries 15% (3%) 23% Aftermarket - Large Commercial, Regional, Business and GA ASMs, Age, Cycles, Fleet size 4% (9%) 9% Defense and Space - OE and Aftermarket US, UK Defense Budgets 7% 1% 11% Other IGT, Other 2% (2%) 16% Goodrich Total Sales 2% (4%) 10%

2009 Outlook

2008 Sales Expectations By Market Channel Full Year 2008 Sales Mix Market 2008 Goodrich Growth 2009 Goodrich Expected Growth 9% 16% 25% Boeing OE Del. Airbus OE Del. Total (GR Weight) 7%* 3 - 5% 9% Regional/Bus/GA OE (Weighted) 23% ~(10%) 36% Aftermarket (Commercial/ Regional/Bus/GA) 9% Approximately Flat 25% Defense and Space OE and Aftermarket 11% ~5% 5% Other 16% 2 - 5% 100% Total 10% 1 - 2%* *Includes unfavorable sales impacts, compared to 2008, of approximately $180 million, or 2 percent of sales, related to foreign currency exchange rate impacts and lower sales of approximately $150 million related to the formation of the Rolls-Royce engine controls joint venture

2009 Outlook P&L Summary ($M) Actual 2008 Estimate 2009 B/(W) Sales $7.1B $7.1 - $7.2B* +1 - 2% EPS (Diluted) - Continuing Operations $5.33 $4.50 - $4.90 (8 - 16%) - Reported $5.39 $4.50 - $4.90 (9 - 17%) Net cash provided by operating activities, minus capital expenditures, as a percent of income from continuing operations 75% >75% N/A Capital Expenditures $285 $230 - $270 ($15 - $55) Effective Tax Rate 30% ~31 - 32% N/A *Includes unfavorable sales impacts, compared to 2008, of approximately $180 million, or 2 percent of sales, related to foreign currency exchange rate impacts and lower sales of approximately $150 million related to the formation of the Rolls-Royce engine controls joint venture